UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

Aspen Aerogels, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road, Building B, Northborough, MA		01532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07 of this Current Report on Form 8-K (the “Report”), Aspen Aerogels, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on June 1, 2023, at which the Company’s stockholders approved the adoption of the Aspen Aerogels 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan authorizes for issuance an aggregate of 3,000,000 shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”), plus the number of shares remaining available, immediately prior to June 1, 2023, to be granted under the Company’s 2014 Employee, Director and Consultant Equity Incentive Plan (the “2014 Plan”), but which are not then subject to outstanding awards under the 2014 Plan.

The 2023 Plan is the successor to the 2014 Plan, and accordingly, no further awards will be made under the 2014 Plan and any awards granted under the 2014 Plan prior to the date of the Annual Meeting will remain outstanding under the 2014 Plan and will continue to vest and/or become exercisable in accordance with their original terms and conditions.

A summary of the material terms of the 2023 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2023 (the “Proxy Statement”), under the heading “Proposal 4 – Approval of the Aspen Aerogels 2023 Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2023 Plan and the forms of agreements thereunder, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Report and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 of this Report, at the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to add a new paragraph THIRTEENTH to the Certificate of Incorporation to reflect new Delaware law provisions providing for exculpation of the Company’s officers for certain claims and amend Paragraph FOURTH, Section A. of the Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 125,000,000 to 250,000,000 (the “Amendments”).

The Amendments are described in the Company’s Proxy Statement. The Amendments became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware on June 1, 2023 (the “Certificate of Amendment”). The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Stockholders.

(a) On June 1, 2023, the Annual Meeting was held via live audio webcast on the Internet. Of the 70,069,160 shares of Common Stock issued and outstanding and eligible to vote as of the record date of April 4, 2023, a quorum of 62,143,670 shares, or 88.68% of the eligible shares, was present at the meeting or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s board of directors as Class III directors until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Steven R. Mitchell	36,457,491	8,835,791	16,850,388
Donald R. Young	38,356,422	6,936,860	16,850,388

After the Annual Meeting, Rebecca B. Blalock and James E. Sweetnam continued to serve as Class I directors for terms that expire at the 2024 annual meeting of stockholders and Kathleen M. Kool, Mark L. Noetzel and William P. Noglows continued to serve as Class II directors until the 2025 annual meetings of stockholders. In addition, Richard F. Reilly, served as a director of the Company until the end of his term, which concluded at the Annual Meeting. The Company thanks Mr. Reilly for his service and contributions to the Company.

2. The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, as described in the Company’s Proxy Statement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
40,751,308	4,503,559	38,415	16,850,388

3. The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 125,000,000 to 250,000,000, as described in the Company’s Proxy Statement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
48,787,234	13,330,705	25,731	—

4. The Company’s stockholders approved the 2023 Plan, as described in the Company’s Proxy Statement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
35,088,214	9,203,863	1,001,205	16,850,388

5. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
61,412,913	718,748	11,999	—

6. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
35,195,497	10,045,173	52,612	16,850,388

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Aspen Aerogels, Inc., dated June 1, 2023

10.1+	Aspen Aerogels 2023 Equity Incentive Plan

10.2+	Form of Stock Option Agreement under the Aspen Aerogels 2023 Equity Incentive Plan

10.3+	Form of Restricted Stock Unit Agreement for Executive Officers under the Aspen Aerogels 2023 Equity Incentive Plan

10.4+	Form of Restricted Stock Agreement for Directors under the Aspen Aerogels 2023 Equity Incentive Plan

10.5+	Form of Director Stock Option Agreement under the Aspen Aerogels 2023 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aspen Aerogels, Inc.

Date: June 1, 2023	By:	/s/ Ricardo C. Rodriguez
	Name:	Ricardo C. Rodriguez
	Title:	Chief Financial Officer and Treasurer